EXECUTION VERSION

January 30, 2014
Miller Energy Resources, Inc.
9721 Cogdill Road, Suite 302
Knoxville, TN 37932
Attention: Scott M. Boruff
Chief Executive Officer
Re: Extension of Date for Prepayment of Tranche B Loan without Prepayment Premium
Ladies and Gentlemen:
We refer to that certain Loan Agreement dated as of June 29, 2012 (as heretofore amended or otherwise modified, the “Loan Agreement”), by and among Miller Energy Resources, Inc., a Tennessee corporation (the “Borrower”) and Apollo Investment Corporation (“AIC”), as Administrative Agent and Lender (in such capacities, the “Administrative Agent” and the “Lender”, respectively). Capitalized terms used but not otherwise defined herein shall have the meanings given such terms in the Loan Agreement.
The Borrower, the Administrative Agent, and the Lender hereby agree to extend the latest date by which the Borrower, in connection with a Security Termination, may prepay the Tranche B Loans without being required to pay the otherwise applicable Prepayment Premium from January 31, 2014, to February 28, 2014, and in furtherance of the foregoing, the parties hereto agree that the date “January 31, 2014”, each place it appears in Section 2.3(c)(vii) of the Credit Agreement, is hereby amended to read “February 28, 2014”.
This letter shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

If the foregoing is acceptable to you, please execute a copy of this letter in the space provided below to evidence your acceptance and approval of the foregoing and return a fully-executed counterpart of this letter to the attention of the undersigned.

Very truly yours,

APOLLO INVESTMENT CORPORATION, as
Administrative Agent and Lender

By: Apollo Investment Management, L.P.

By: ACC Management, LLC, as its General Partner

By: /s/ Ted Goldthorpe
Name: Ted Goldthorpe
Title: President

Acknowledged, agreed and accepted as of the 30th day of January, 2014.

BORROWER

MILLER ENERGY RESOURCES, INC.
a Tennessee corporation

By: /s/ Scott M. Boruff
Name: Scott M. Boruff
Title: Chief Executive Officer